                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2004
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                            1-2394                 13-3768097
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(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)           Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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          On March 25, 2004, WHX Corporation  issued a press release  announcing that it has set a meeting date and a record date for its 2004 annual  meeting of stockholders.  The Company's  annual meeting will be held on Wednesday,  June 2,
2004 and the record  date for  stockholders  entitled  to vote at the meeting is
April 20,  2004.  For  additional  information,  reference  is made to the press release  which is  incorporated  herein by reference  and is attached  hereto as
Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c)       Exhibits

                    Exhibit No.       Exhibits
                    -----------       --------

                    99.1              Press  Release  of  WHX Corporation  dated
                                      March 25, 2004.

                                    SIGNATURE
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          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WHX CORPORATION

Dated: March 25, 2004                      By:  /s/ Robert K. Hynes
                                              ----------------------------------
                                           Name:   Robert K. Hynes
                                           Title:  Chief Financial Officer